UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
May 19, 1998

MICRO-MEDIA SOLUTIONS, INC.
FORMERLY MOUNTAIN STATES RESOURCES CORPORATION
(Exact name of registrant as specified in charter)

UTAH				             	0-8164                				87-0280886
(State or		    (Commission File Number)		    (IRS Employer
Jurisdiction of								                           I.D. No.)
Incorporation)


501 Waller St.
Austin, Texas 78702
(Address of principal executive offices)

(512) 476-6925
(Registrants telephone number, including area code)

Item 4. Changes in Registrants Certifying Accountants.

1. In January 1998, the Company's management made arrangements to replaced Salazar & Associates, Austin, Texas, as its principal accountant with Ernst & Young LLP, Austin, Texas.

2. The former accountants report for March 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion qualified or modified as to audit scope, or accounting principles. The report was modified as to certainty. During the Company's most recent fiscal year and subsequent interim periods preceding the replacement of Salazar & Associates, the Company had no disagreements with Salazar & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

3. The retention of Ernst & Young, LLP as principal auditors was not finalized or formalized in writing. On March 27, 1998, Ernst & Young LLP notified the Company that they could not be retained as the Companys auditors for the March 31, 1998 financial period

4. The Company has engaged Brown, Graham & Company, PC,
Georgetown, Texas as its independent accountant on May 11, 1998.

SIGNATURES



	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Date________________ By ___________________________________________


                                          Jose G. Chavez, President